UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

OFI CARLYLE PRIVATE CREDIT FUND
(Name of Registrant As Specified In Charter)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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OFI CARLYLE PRIVATE CREDIT FUND

6803 South Tucson Way

Centennial, Colorado 80112

NOTICE OF ACTION BY WRITTEN CONSENT OF SHAREHOLDERS

May 3, 2019

Dear Shareholder,

This notice is being furnished to the shareholders of the OFI Carlyle Private Credit Fund, a Delaware statutory trust (the “Fund”), to inform shareholders, in connection with a change of control transaction described in more detail in the Information Statement, of the approval of (i) a new investment advisory agreement (the “New Advisory Agreement”) between the Fund and OC Private Capital, LLC, the Fund’s current investment adviser, and (ii) a new sub-advisory agreement (the “New Sub-Advisory Agreement” and, together with the New Advisory Agreement, the “New Agreements”) between OC Private Capital, LLC and Carlyle Global Credit Investment Management L.L.C., the Fund’s current investment sub-adviser. The New Agreements will become effective on May 25, 2019. The Fund’s Information Statement accompanies this Notice.

As discussed in more detail in the Information Statement, at an in-person meeting held on April 22, 2019, the Board of Trustees of the Fund (the “Board”) approved the New Agreements. The Board also determined to recommend to the Fund’s shareholders that they approve the New Agreements. After considering the Board’s recommendation, the holders of a majority of the Fund’s outstanding voting securities as of April 23, 2019 approved the New Agreements by written consent.

The Board is not soliciting your proxy or consent in connection with the New Agreements. Pursuant to the regulations of the Securities and Exchange Commission, this Information Statement must be sent to shareholders at least 20 calendar days prior to the earliest date on which the New Agreements may take effect. You are urged to read the Information Statement in its entirety for a description of the action taken by certain shareholders representing a majority of the outstanding voting securities shares of the Fund.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Sincerely,
/s/ Kamal Bhatia
Kamal Bhatia
President
OFI Carlyle Private Credit Fund

OFI CARLYLE PRIVATE CREDIT FUND

6803 South Tucson Way

Centennial, Colorado 80112

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Introduction

This Information Statement is being furnished to the shareholders of the OFI Carlyle Private Credit Fund, a Delaware statutory trust (the “Fund”), to inform shareholders, in connection with a change of control transaction described in more detail herein, of the approval of (i) a new investment advisory agreement (the “New Advisory Agreement”) between the Fund and OC Private Capital, LLC, the Fund’s current investment adviser (“OC Private Capital” or the “Adviser”), and (ii) a new sub-advisory agreement (the “New Sub-Advisory Agreement” and, together with the New Advisory Agreement, the “New Agreements”) between the Adviser and Carlyle Global Credit Investment Management L.L.C., the Fund’s current investment sub-adviser (“Carlyle,” “CGCIM” or the “Sub-Adviser”). The New Agreements will become effective on May 25, 2019.

Background

OC Private Capital currently serves as the Fund’s investment adviser pursuant to the investment advisory agreement, dated as of January 30, 2019 (the “Current Advisory Agreement”), between the Fund and OC Private Capital.

The Fund is also sub-advised by Carlyle pursuant to the sub-advisory agreement, dated as of May 24, 2018 (the “Current Sub-Advisory Agreement” and, together with the Current Advisory Agreement, the “Current Agreements”), between the Adviser and the Sub-Adviser. The Adviser oversees the allocation of the Fund’s assets to its underlying credit strategies and the Sub-Adviser sources and makes investment decisions within each strategy.

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), provides that any investment advisory agreement with a registered investment company, such as the Fund, must terminate automatically upon its “assignment,” which includes any transfer of a controlling block of outstanding voting securities of an investment adviser or the parent company of an investment adviser.

The Adviser is 51% owned by OFI Global Institutional, Inc. (“OFI”) and 49% owned by Carlyle Investment Management L.L.C (“CIM”). On October 17, 2018, Massachusetts Mutual Life Insurance Company (“MassMutual”), an indirect corporate parent of OFI and its subsidiaries, entered into an agreement with Invesco Ltd. (“Invesco”), a leading independent global investment management company, whereby Invesco agreed to acquire MassMutual’s asset management affiliate, OFI.  In turn, MassMutual and OFI’s employee shareholders would receive a combination of common and preferred equity consideration and MassMutual would become a significant shareholder in Invesco (the “Transaction”).  Pending necessary regulatory and other third-party approvals, the Transaction is expected to close on May 24, 2019.

As a result of the foregoing, an assignment will be considered to occur upon closing of the Transaction and, consequently, the Fund’s Current Advisory Agreement and Current Sub-Advisory Agreement will each be considered to terminate automatically upon the closing of the Transaction. Accordingly, the New Advisory Agreement and the New Sub-Advisory Agreement each needs to be approved by the Board and the Fund’s shareholders if the Adviser and the Sub-Adviser are to continue to serve as the Fund’s investment adviser and investment sub-adviser, respectively, following the closing of the Transaction.

At an in-person meeting of the Board of Trustees of the Fund (the “Board”) held on April 22, 2019, the Board, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund (the “Independent Trustees”), approved the New Advisory Agreement between the Fund and the Adviser and the New Sub-Advisory Agreement between the Adviser and the Sub-Adviser. The Board also determined to recommend to the Fund’s shareholders that they approve the New Agreements. After considering the Board’s recommendation, pursuant to Article X, Section 10.8 of the Fund’s Amended and Restated Declaration of Trust and the requirements of the 1940 Act, the holders of a majority of the Fund’s outstanding voting securities as of April 23, 2019 approved the New Agreements by written consent.

As discussed below, the New Advisory Agreement and the New Sub-Advisory Agreement are the same in all material respects, except with respect to the effective date, to the Current Advisory Agreement and the Current Sub-Advisory Agreement, respectively. A marked copy of the New Advisory Agreement and the New Sub-Advisory Agreement are attached hereto as Annex A and Annex B, respectively.

This Information Statement is being made available on or about May 3, 2019 to the Fund’s shareholders of record at the close of business on April 30, 2019.

Information Regarding OC Private Capital and Carlyle

OC Private Capital’s headquarters is located at 225 Liberty Street, New York, New York 10281. OC Private Capital was formed as a Delaware limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.  OC Private Capital is 51% owned by OFI and 49% owned by CIM. The principal business address of OFI is 225 Liberty Street, New York, NY 10281.

Carlyle’s headquarters is located at 520 Madison Avenue, New York, New York 10022. Carlyle was formed as a Delaware limited liability company and is registered as investment adviser under the Investment Advisers Act of 1940, as amended. Carlyle is wholly owned and controlled by CIM. The principal business address of Carlyle is 1001 Pennsylvania Avenue, N.W., Suite 220 South, Washington, D.C. 20004.

Principal Executive Officers and Directors of OC Private Capital

The name, address and principal occupation of the principal executive officers and each director of OC Private Capital are set out in the table below.

Officers of the Fund who are affiliated with the Adviser or its affiliates may receive certain compensation (including deferred compensation) in the form of long-term awards consisting of grants of (i) appreciation rights in regard to the common stock of the holding company parent of OFI, the 51% owner of the Adviser, and (ii) restricted shares of such common stock.

Name and Address*	Principal Occupation	Position(s) with the Fund
M. Timothy Corbett	Director, OC Private Capital, LLC (since 2017); Executive Vice President and Chief Investment Officer of Massachusetts Mutual Life Insurance Company (May 2011-present)	None
Mark Jenkins

Director, OC Private Capital, LLC (since 2017); Head of Global Credit, Carlyle Group (since September 2016); Senior Managing Director, CPPIB (2008-2016); Chair of Private Investments & Credit Investment Committees, CPPIB (2008-2016)

None
Krishna Memani

Director, OC Private Capital, LLC (since 2017); President of OppenheimerFunds, Inc. (since January 2013); Executive Vice President of the OFI Global Asset Management, Inc. (since January 2014); Chief Investment Officer of the OppenheimerFunds advisory entities (since January 2014); Chief Investment Officer, Fixed Income of OppenheimerFunds, Inc. (January 2013-December 2013); Head of the Investment Grade Fixed Income Team of OppenheimerFunds, Inc. (March 2009-January 2014)

None
Justin Plouffe

Director, OC Private Capital, LLC (since 2017); Deputy Chief Investment Officer of Carlyle Global Credit (since 2018); Managing Director, Carlyle Group (since 2014); COO of Carlyle Global Credit (January 2017 – January 2018); Principal, Carlyle Group (2011 – 2013)

Portfolio Manager
Kamal Bhatia	Chairman and Chief Executive Officer, OC Private Capital, LLC (since 2017); Senior Vice President, OppenheimerFunds Distributor, Inc. (since 2011)	Trustee, President and Principal Executive Officer
Andrew Peters	Chief Risk Officer, OC Private Capital, LLC (since 2018); Vice President, OFI Global Asset Management, Inc. (since 2018); Risk Manager, Avenue Capital (2010-2017)	Chief Risk Officer

Tony Oh

Chief Financial Officer, OC Private Capital, LLC (since 2017); Senior Vice President, OFI Global Asset Management, Inc. (since 2018); Vice President, OFI Global Asset Management, Inc. (2009-2017); Chief Financial Officer, OFI Global Trust Company (since 2018); Treasurer, OppenheimerFunds Distributor, Inc. (since 2014); Assistant Treasurer, OFI International, Inc. (since 2016); Assistant Treasurer, Oppenheimer Acquisition Corp. (since 2014)

None
Stephen Volpe

Chief Compliance Officer, OC Private Capital, LLC (since 2017); Vice President, OFI Global Asset Management, Inc. (since 2015); Executive Director, Morgan Stanley Investment Management Inc. (2004-2015)

Vice President and Chief Compliance Officer
Rohit Vohra

Chief Operating Officer, OC Private Capital, LLC (since 2017); Vice President, OppenheimerFunds Distributor, Inc. (since 2016); Senior

Product Manager, Global Alternatives at RBC Wealth Management (2013-2016)

None

*	The address of the principal executive officers and each director is 225 Liberty Street, New York, New York 10281.

Principal Executive Officers and General Partner(s) of Carlyle

Carlyle Holdings I GP Inc., a Delaware corporation (the “GP Parent”), is the sole member of Carlyle Holdings I GP Sub L.L.C., a Delaware limited liability company (the “General Partner”), which in turn is the general partner of Carlyle Holdings I L.P., a Delaware limited partnership (the “Partnership”).

The Partnership is the sole member of TC Group, L.L.C., a Delaware limited liability company (“TC Group”), and TC Group is the managing member of CIM, which in turn is the sole member of CGCIM.

The management, operations and policy of Carlyle are vested in CIM, the management, operations and policy of CIM are vested in TC Group, the management, operations and policy of TC Group are vested in the Partnership, the management, operations and policy of the General Partner are vested exclusively in the GP Parent, and the power and authority to manage, direct and control the GP Parent are vested exclusively in the Board of Directors of the GP Parent pursuant to the Delaware General Corporation Law and the bylaws and certificate of incorporation of the GP Parent, such that the Board of Directors of the GP Parent has the power and authority to act on behalf of the GP Parent, the General Partner, the Partnership, TC Group, CIM, CGCIM and their affiliates.

The name, address and principal occupation of the principal executive officers of Carlyle are set out in the table below.

Name and Address*	Principal Occupation	Position(s) with the Fund
Charles Andrews	Corporate Controller, CGCIM	None
Erik Barrios	BDC Chief Compliance Officer, CGCIM	None
Pamela Bentley	Chief Accounting Officer, CGCIM	None
Curtis Buser	Chief Financial Officer, CGCIM	None
Anne Campbell	Global Credit Compliance, CGCIM	None
Andrew Curry	Deputy Global Credit Chief Operating Officer, CGCIM	None
Joshua Lefkowitz	Global Credit Chief Legal Officer, CGCIM	None
Catherine Ziobro	Chief Compliance Officer, CGCIM	None
*	The address of the principal executive officers is 520 Madison Avenue, New York, New York 10022.

Information Regarding Similar Funds

The Adviser does not currently manage any other funds. The Sub-Adviser does not currently manage any other funds having similar investment objectives and policies to those of the Fund.

Current Advisory Agreement and Current Sub-Advisory Agreement

OC Private Capital and Carlyle currently serve as the Fund’s investment adviser and investment sub-adviser, respectively, pursuant to the terms of the Current Advisory Agreement and the Current Sub-Advisory Agreement, respectively, and subject to the authority of, and any policies established by, the Board. The Current Advisory Agreement, dated January 30, 2019, was initially approved by the Board on May 24, 2018 and was last submitted for approval by the majority shareholders via written consent in connection with amending the Fund’s incentive fee calculation, effective January 30, 2019. The Current Sub-Advisory Agreement, dated May 24, 2018, was initially approved by the Board on May 24, 2018.

New Advisory Agreement and New Sub-Advisory Agreement

Board Approval and Recommendation

At an in-person meeting held on April 22, 2019, the Board, including a majority of the Independent Trustees, approved the New Advisory Agreement and the New Sub-Advisory Agreement for the Fund and recommended that shareholders of the Fund approve the New Agreements. A summary of the Trustees’ considerations is provided below in the section entitled “Board Considerations.”

Shareholder Approval

On April 23, 2019, after considering the Board’s recommendation, pursuant to Article X, Section 10.8 of the Fund’s Amended and Restated Declaration of Trust and requirements of the 1940 Act, the holders of a majority of the Fund’s outstanding voting securities as of April 23, 2019 approved the New Agreements by written consent.

Comparison of the Current Advisory Agreement and Current Sub-Advisory Agreement and New Advisory Agreement and New Sub-Advisory Agreement

The New Advisory Agreement and the New Sub-Advisory Agreement are the same in all material respects to the Current Advisory Agreement and Current Sub-Advisory Agreement, respectively, except that, due to the termination of the Current Advisory Agreement and the Current Sub-Advisory Agreement on account of the deemed assignment, the term of each of the New Advisory Agreement and the New Sub-Advisory Agreement will continue from the new effective date for an initial two-year term as permitted by the 1940 Act. Thereafter, the New Agreements will be submitted annually to the Board for successive one-year renewals. There will be no changes to the level of services that the Adviser and the Sub-Adviser are required to provide to the Fund or the fees payable to the Adviser or the Sub-Adviser for those services. A marked copy of the New Advisory Agreement and the New Sub-Advisory Agreement are attached as Annex A and Annex B, respectively, to this Information Statement and the description of terms in this Information Statement is qualified in its entirety by reference to Annex A and Annex B.

Board Considerations

At an in-person meeting of the Independent Trustees Committee held on April 18, 2019 and at an in-person meeting held on April 22, 2019 (together, the “Meetings”), the Board, including all of the Independent Trustees (for the purposes of this section, the “Board”), considered the information it received from management with respect to the New Advisory Agreement and New Sub-Advisory Agreement relating to, among other things, the impact of the Transaction on the Fund and its shareholders.

The Board noted that it had recently considered and approved the Current Advisory Agreement and the Current Sub-Advisory Agreement at an in-person meeting held on December 10, 2018 and May 24, 2018, respectively, at which time and at the Meetings it had considered in detail a number of factors regarding the Current Agreements and the New Agreements, as applicable, including: (i) the effect of the Transaction on the Adviser and the Sub-Adviser and any impact on the Fund and its shareholders, including that the Transaction was not expected to have any impact on or diminution in the services that the Adviser and/or the Sub-Adviser provide to the Fund; (ii) the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser; (iii) the investment management capabilities and experience of the Adviser and the Sub-Adviser, including that the same portfolio management team would continue to manage the Fund after the Transaction; (iv) the Fund’s performance and the costs of the services provided and profits to be realized by the Adviser and the Sub-Adviser from its relationship with the Fund; (v) the extent to which economies of scale would be realized as the Fund grows and whether management fee levels would reflect these economies of scale for the benefit of the Fund’s investors; (vi) other benefits to be derived by the Adviser and the Sub-Adviser from their relationship with the Fund; and (vii) any other information deemed relevant by the Board. It was noted that the Transaction would comply with Section 15(f) of the 1940 Act in that 75% or more of the Board was comprised of Independent Trustees and would remain so for at least three years, and that no “unfair burden” (as defined in the 1940 Act) would be imposed on the Fund for at least two years. The term “unfair burden” includes any arrangement during the two-year period after the applicable transaction whereby an investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company).

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Independent Trustees reviewed with counsel to the Independent Trustees the legal standards applicable to its consideration of the New Agreements. Based on this review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the New Agreements and the fees payable thereunder were fair and not unreasonable in light of the services to be performed, expenses to be incurred and such other matters as the Board considered relevant, and recommended that the shareholders of the Fund approve the New Agreements.

Additional Information about the Fund

OppenheimerFunds Distributor, Inc., located at 225 Liberty Street, New York, New York 10281-1008, serves as the Fund’s principal underwriter. Beginning on May 25, 2019, Invesco Distributors, Inc., located at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173, will serve as the Fund’s principal underwriter.

State Street Bank and Trust Company, located at Channel Center, 1 Iron Street, Boston, MA, 02210, serves as the Fund’s administrator and custodian.

Beneficial Owners of the Fund’s Shares

To the knowledge of the Fund, the following shareholder(s) or “group,” as that term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), are beneficial owners of more than 5% of the outstanding Shares as of April 22, 2019 based on public filings and/or information provided by such persons.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Fund
Massachusetts Mutual Life Insurance Co. 1295 State Street Springfield, MA 01111-0001	5,028,156.581 Shares	42.0%
TC Group Cayman Investment Holdings, L.P. c/o Intertrust Corporate Services 190 Elgin Ave. George Town, Grand Cayman E9 KY1-9005	5,028,156.581 Shares	42.0%

Reports to Shareholders

The Fund’s annual and semi-annual reports are available upon request and without charge by writing to the Fund at OFI Carlyle Private Credit Fund, 6803 South Tucson Way, Centennial, Colorado 80112-3924 or by calling toll-free 833-677-3646. You may also access and download these reports at the Fund’s website: www.ofiglobalcarlyle.com.

Householding

Only one copy of the attached Notice of Internet Availability of Information Statement (or if requested, only one paper copy of the full Information Statement) will be mailed to your household, even if more than one person in the household is a Fund shareholder of record, unless the Fund has received instructions to the contrary. If you need additional copies of this Notice of Internet Availability of Information Statement (or if requested, additional paper copies of the full Information Statement) please contact the Fund toll free at 833-677-3646 or in writing at 6803 South Tucson Way, Centennial, Colorado 80112-3924. If you do not want the mailing of this Notice of Internet Availability of Information Statement (or if requested, a paper copy of the full Information Statement) to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, contact Fund at OFI Carlyle Private Credit Fund, 6803 South Tucson Way, Centennial, Colorado 80112-3924 or by calling toll-free 833-677-3646.

OFI CARLYLE PRIVATE CREDIT FUND

6803 South Tucson Way

Centennial, Colorado 80112

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

May 3, 2019

This Notice of Internet Availability of the Information Statement is being mailed on or about May 3, 2019. The full Information Statement will be available for printing on the website of OFI Carlyle Private Credit Fund (the “Fund”) at www.ofiglobalcarlyle.com until at least 90 days from the date of this Notice and the Information Statement.

We are notifying you of the approval of (i) a new investment advisory agreement (the “New Advisory Agreement”) between the Fund and OC Private Capital, LLC, the Fund’s current investment adviser, and (ii) a new sub-advisory agreement (the “New Sub-Advisory Agreement”) between OC Private Capital, LLC and Carlyle Global Credit Investment Management L.L.C., the Fund’s current investment sub-adviser. The New Advisory Agreement and the New Sub-Advisory Agreement will become effective on May 25, 2019.

This Notice of Internet Availability of Information Statement presents only an overview of the more complete Information Statement that is available to you on the internet relating to the Fund. We encourage you to access and review all of the important information contained in the full Information Statement.

A paper or email copy of the full Information Statement may be obtained, without charge, by contacting the Fund at OFI Carlyle Private Credit Fund, 6803 South Tucson Way, Centennial, Colorado 80112-3924 or by calling toll-free 833-677-3646. If you would like to receive a paper or e-mail copy of the full Information Statement, you must request one. If you have any questions about this Notice, please contact your financial advisor (if applicable) or contact the Fund at the appropriate phone number provided above.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Annex A

New Investment Advisory Agreement

OFI CARLYLE PRIVATE CREDIT FUND

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of the 25th day of May, 2019, by and between ofi CARLYLE PRIVATE CREDIT FUND (the “Fund”), and OC PRIVATE CAPITAL, LLC (the “Adviser”).

WHEREAS, the Fund is a closed-end, management investment company registered as such with the Securities and Exchange Commission (the “Commission”) pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), operating as an interval fund under the 1940 Act;

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Fund desires to retain the Adviser to serve as investment adviser and the Adviser is willing to do so;

NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, it is agreed by and between the parties, as follows:

1.       General Provision.

The Fund hereby employs the Adviser and the Adviser hereby undertakes to act as the investment adviser of the Fund and to perform for the Fund such other duties and functions as are hereinafter set forth. The Adviser shall, in all matters, give to the Fund and its Board of Trustees (the “Board” and each trustee of the Fund, a “Trustee” and collectively, the “Trustees”) the benefit of its judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to enable the Fund to conform to: (a) the provisions of the 1940 Act and any rules or regulations thereunder; (b) any other applicable provisions of state or federal law; (c) the provisions of the declaration of Trust (“Declaration of Trust”) and by-laws (“By-Laws”) of the Fund as amended from time to time; (d) policies and determinations of the Board; (e) the fundamental policies and investment restrictions of the Fund as reflected in its registration statement under the 1940 Act or as such policies may, from time to time, be amended by the Fund's shareholders; and (f) the prospectus (“Prospectus”) and statement of additional information (“Statement of Additional Information”) of the Fund in effect from time to time. The appropriate officers and employees of the Adviser shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Fund with respect to any matters dealing with the business and affairs of the Fund.

2.       Investment Management.

(a) The Adviser shall, subject to the oversight of the Board, (i) regularly provide, or arrange for and oversee the provision of, investment advice and recommendations to the Fund with respect to its investments, investment policies and the purchase and sale of securities and other investments; (ii) supervise the investment program of the Fund and the composition of its portfolio

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and determine, or oversee the determination of, what securities and other investments shall be purchased or sold by the Fund; and (iii) arrange, subject to the provisions of paragraph “7” hereof, for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund.

(b) Provided that the Fund shall not be required to pay any compensation other than as provided by the terms of this Agreement and subject to the provisions of subparagraph “(c)” of paragraph “7” hereof, the Adviser may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

(c) To the extent permitted by applicable law, the Adviser may, from time to time with Board approval, appoint one or more sub-advisers, including without limitation affiliates of the Adviser, to perform investment advisory services with respect to the Fund (including without limitation those set forth in subparagraph “(a)” of this paragraph “2”), and may, in its sole discretion, terminate any or all such sub-advisers at any time to the extent permitted by applicable law.

(d) The Adviser shall have the authority to (i) enter into, on behalf of the Fund and as its adviser and/or agent in fact, (A) any agreement, and any supporting documentation, with any futures commission merchant registered with the U.S. Commodity Futures Trading Commission to provide execution and clearing services for exchange-traded commodity futures contracts, options on futures contracts and cleared swaps for the Fund and (B) futures (including security futures) contracts, forward foreign currency exchange contracts, options on securities (listed and over-the-counter), options on indices (listed and over the- counter), options on foreign currency and other foreign currency transactions, swap transactions (cleared or un-cleared) (including, without limitation, interest rate, credit default, total return, and related types of swap and notional rate agreements), options on swap transactions, forward rate agreements, TBA transactions and other transactions involving the forward purchase or sale of securities, repurchase and reverse repurchase transactions, buy/sell back transactions and other similar types of investment contracts or transactions, and any agreements, instruments or documentation governing any of the foregoing (including, without limitation, brokerage agreements, execution agreements, ISDA master agreements, master securities forward transactions agreements, master repurchase agreements, master securities lending agreements, security or collateral agreements, control agreements and any other agreements, instruments or documents similar or incidental to the foregoing that currently are, or in the future become, customary or necessary with respect to the documentation of any of the foregoing, and any schedules and annexes to the aforementioned agreements, instruments and documents, and any releases, consents, waivers, amendments, elections or confirmations to any of the aforementioned agreements, instruments and documents (collectively, “Investment Instruments”), (ii) pledge and deliver cash, securities, commodities or other assets of the Fund as collateral security in connection with any Investment Instrument, and (iii) otherwise act on behalf of the Fund in connection with the exercise of any rights or the satisfaction of any obligations and liabilities of the Fund under any Investment Instruments or other agreement or documentation.

(e) Provided that nothing herein shall be deemed to protect the Adviser from its willful

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misfeasance, lack of good faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the Agreement, the Adviser, each of its affiliates and all respective partners, members, directors, officers, trustees and employees and each person, if any, who within the meaning of Section 15 of the Securities Act of 1933, as amended, controls, is controlled by or is under common control with the Adviser (“Control Persons”) shall not be liable for any error of judgment or mistake of law and shall not be subject to any expenses or liability to the Fund or any of the Fund’s shareholders, in connection with the matters to which this Agreement relates.

(f) The Adviser shall indemnify and hold harmless the Fund and each of its directors, officers, trustees, employees and agents (each, a “Fund Indemnitee”) against any and all losses, claims, damages, liabilities or litigation (including without limitation reasonable attorneys’ fees and other expenses), to which such persons may become subject under the 1940 Act, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Advisers Act, the Commodity Exchange Act, as amended, or any other statute, law, rule or regulation, arising out of the Adviser’s responsibilities as investment manager of the Fund’s obligations hereunder (i) to the extent of, and as a result of, the willful misconduct, lack of good faith, or gross negligence, or reckless disregard of its duties hereunder, by the Adviser, any of the Adviser’s affiliates or Control Persons or any affiliate of or any person acting on behalf of the Adviser, (ii) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Fund’s Prospectus, proxy materials, reports, marketing literature, or any other materials pertaining to the Fund, including without limitation any amendment thereof or any supplement thereto, or the omission of or alleged omission to state a material fact in such materials necessary to make the statements therein not misleading, (iii) to the extent of, and as a result of, a material breach of any representation or warranty by Adviser of this Agreement or (iv) to the extent of, and as a result of, refusal or failure by the Adviser, any of the Adviser’s affiliates or Control Persons or any affiliate of or any person acting on behalf of the Adviser; provided, however, that in no case shall the Adviser’s indemnity hereunder be deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misconduct, lack of good faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. The parties agree that each Fund Indemnitee shall be a third party beneficiary of the terms of this subparagraph “(f)”.

(g) Nothing in this Agreement shall prevent the Adviser or any officer thereof from acting as investment adviser for any other person, firm or corporation and shall not in any way limit or restrict the Adviser or any of its directors, officers or employees from buying, selling or trading any securities or other instruments for its own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by the Adviser of its duties and obligations under this Agreement and under the Advisers Act.

3.       Other Duties of the Adviser.

(a) The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting

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the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or otherwise retained by the Adviser to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser may desire.

(b) The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Board may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Board with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement.

(c) The Fund will, from time to time, furnish or otherwise make available to the Adviser such financial reports, proxy statements and other information relating to the business and affairs of the Fund as the Adviser may reasonably require in order to discharge its duties and obligations hereunder. The Adviser shall, as agent, for the Fund, maintain the Fund’s records required in connection with the performance of its obligations under this Agreement and required to be maintained under the Investment Company Act. All such records so maintained shall be the property of the Fund and, upon request therefore, the Adviser shall surrender to the Fund such of the records so requested; provided that the Adviser may, at its own expense, make and retain copies of any such records.

(d) The Adviser shall bear the cost of rendering the investment advisory and supervisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund who are also directors, officers or employees of the Adviser.

4.       Fund Expenses.

Except as otherwise provided in this Agreement or by law, the Adviser shall not be responsible for the Fund’s expenses and the Fund assumes and shall pay or cause to be paid all of its expenses, including without limitation: organizational and offering expenses (including without limitation out-of-pocket expenses, but not overhead or employee costs of the Adviser); expenses for legal, accounting and auditing services (including expenses of legal counsel to the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund or the Adviser); taxes (including without limitation securities and commodities issuance and transfer taxes) and governmental fees (including without limitation fees payable by the Fund to Federal, State or other governmental agencies and associated filing costs); dues and expenses incurred in connection with membership in investment company organizations (including without limitation membership dues of the Investment Company Institute); costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund’s custodians and sub-custodians, administrators and sub-administrators, registrars, depositories, transfer agents, dividend disbursing agents and dividend reinvestment plan agents (including under the custody, administration and other agreements); costs of valuation service providers retained by the Fund or the Adviser; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the Commission and various states and other jurisdictions (including

4

filing fees and legal fees and disbursements of counsel); fees and expenses of registering or qualifying securities of the Fund for sale in the various states; fees and expenses incident to listing of the Fund’s shares on any exchange; postage, freight and other charges in connection with the shipment of the Fund’s portfolio securities; fees and expenses of Trustees who are not interested persons (as defined in the 1940 Act) of the Fund or the Adviser and of any other trustees or members of any advisory board or committee who are not employees of the Adviser or any corporate affiliate of the Adviser; salaries of shareholder relations personnel; costs of shareholders meetings; insurance (including without limitation insurance premiums on property or personnel (including without limitation officers and Trustees) of the Fund which inure to its benefit); interest; brokerage costs (including without limitation brokers’ commissions or transactions costs chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party); the Fund’s proportionate share of expenses related to co-investments; all expenses incident to the payment of any dividend, distribution (including any dividend or distribution program), withdrawal or redemption, whether in shares or in cash; the costs associated with the Fund’s share repurchase program; the cost of making investments (including third-party fees and expenses with respect to or associated with negotiating any such investments) purchased or sold for the Fund; litigation and other extraordinary or non-recurring expenses (including without limitation legal claims and liabilities and litigation costs and any indemnification related thereto) (subject, however, to paragraph “2” hereof); the cost of any valuation service provider engaged on the Fund’s behalf or with respect to the Fund’s assets (including engagement of such valuation service provider by the Adviser or its affiliates) and all other charges and costs of the Fund’s operations.

The Fund shall reimburse the Adviser or its affiliates for any expenses of the Fund as may be reasonably incurred as specifically provided for in this Agreement (including, for the avoidance of doubt, any of the above expenses incurred by the Adviser or its affiliates on the Fund’s behalf) or as specifically agreed to by the Board. The Adviser shall keep and supply to the Fund reasonable records of all such expenses.

5.       Compensation of the Adviser.

The Fund agrees to pay the Adviser and the Adviser agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee as set forth on Exhibit A. If this Agreement expires or is terminated, the Adviser shall be entitled to receive all amounts (including any accrued by unreimbursed expenses) payable to it and not yet paid pursuant to this Section.

6.       Use of Names.

(a) The Fund agrees and consents that: (i) the name “OFI” is proprietary to OFI Global Institutional, Inc. (or one or more of its affiliates), a member of the Adviser; (ii) it will only use the name “OFI” as a component of its name and for no other purpose; (iii) it will not purport to grant to any third party the right to use the name for any other purpose; (iv) OFI Global Institutional, Inc., or one or more of its affiliates may use or grant to others the right to use the name “OFI” as all or a portion of a corporate or business name or for any commercial purpose, including without limitation a grant of such right to any other investment company or other pooled vehicle; (v) upon termination of this Agreement, the Fund shall promptly take whatever action

5

may be necessary to change its name and discontinue any further use of the name “OFI” in the name of the Fund or otherwise.

(b) The Fund agrees and consents that: (i) the name “Carlyle” is proprietary to Carlyle Investment Management L.L.C. (or one or more of its affiliates), a member of the Adviser; (ii) it will only use the name “Carlyle” as a component of its name and for no other purpose; (iii) it will not purport to grant to any third party the right to use the name for any other purpose; (iv) Carlyle Investment Management L.L.C., or one or more of its affiliates may use or grant to others the right to use the name “Carlyle” as all or a portion of a corporate or business name or for any commercial purpose, including without limitation a grant of such right to any other investment company or other pooled vehicle; upon termination of this Agreement, the Fund shall promptly take whatever action may be necessary to change its name and discontinue any further use of the name “Carlyle” in the name of the Fund or otherwise.

7.       Portfolio Transactions and Brokerage.

(a) The Adviser is authorized, subject to the supervision and oversight of the Board, to establish and maintain accounts on behalf of the Fund with, and place orders for the purchase and sale of the Fund’s portfolio securities or other investments with or through, such persons, brokers or dealers, futures commission merchants or other counterparties (“brokers”) as the Adviser may elect and negotiate commissions to be paid on such transactions; provided, however, that a broker affiliated with the Adviser shall be used only in transactions permissible under applicable laws, rules and regulations, including without limitation the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder, as well as permitted by the Policies adopted by the Fund. The Adviser, upon reasonable request of the Board, shall promptly provide the Board with copies of all agreements regarding brokerage arrangements related to the Fund.

(b) The Adviser shall enter into transactions and place orders for the purchase and sale of portfolio investments for the Fund’s account with brokers, dealers and/or other counterparties selected by the Adviser. In the selection of such brokers, dealers and/or other counterparties and the entering into of such transactions and placing of such orders, the Adviser shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below. In using its reasonable efforts to obtain for the Fund the most favorable price and execution available, the Adviser, bearing in mind the best interests of the Fund at all times, shall consider all factors it deems relevant, including without limitation price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the broker, dealer or counterparty involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Board may determine, or as may be mutually agreed to by the Adviser and the Board, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services (within the meaning of Section 28(e) of the 1934 Act, and any Commission guidance issued thereunder) to the Adviser an amount of commission for effecting an investment transaction in the Fund that is in excess of the amount of commission or spread that

6

another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission or spread was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibility of the Adviser with respect to the accounts for which it exercises investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act). It is recognized that the services provided by such brokers and dealers may be useful to the Adviser in connection with the Adviser’s services to other clients. The Adviser is responsible for obtaining a completed Form W-9 from any broker it selects to place orders for the Fund, and responsible for providing such to the Fund.

(c) On an ongoing basis, but not less often than annually, the Adviser shall provide a written report summarizing the considerations used for selecting brokers, dealers and other counterparties in the Adviser’s purchases and sales of portfolio investments and analysis regarding “best execution,” taking into account the Adviser’s best execution policy (provided that the Adviser shall not be required to weigh any particular factor on an equal basis), as well as any “soft dollar” or similar arrangements that the Adviser maintains with brokers or dealers that execute transactions for the Fund, and of all research and other services provided to the Adviser by a broker or dealer (whether prepared by such broker or dealer or by a third party) as a result, in whole or in part, of the direction of transactions for the Fund by the Adviser to the broker or dealer.

(d) On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable laws and regulations (including without limitation any applicable exemptive orders or Commission guidance) and subject to the trade allocation procedures approved by the Board, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions or spreads and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Adviser in accordance with the approved procedures.

(e) The Adviser shall render reports to the Board as requested regarding commissions generated as a result of trades executed by the Adviser for the Fund, as well as information regarding third-party services, if any, received by the Adviser as a result of trading activity relating to the Fund with brokers and dealers.

8.       Duration.

This Agreement will take effect on the date first set forth above. Unless earlier terminated pursuant to paragraph “9” hereof, this Agreement shall remain in effect until two years from the date of execution hereof, and thereafter will continue in effect from year to year, so long as such continuance shall be approved at least annually by the Board, including without limitation the vote of the majority of the Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the Fund and by such a vote of the Board.

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9.       Termination.

This Agreement may be terminated: (a) by the Adviser at any time without penalty upon giving the Fund sixty days’ written notice (which notice may be waived by the Fund); (b) by the Fund at any time without penalty upon sixty days’ written notice to the Adviser (which notice may be waived by the Adviser); or (c) by the Fund upon delivery of written notice from Fund to the Adviser in the event of a material breach of any provision of this Agreement by the Adviser, provided that, to the extent such material breach is capable of being cured, the Fund shall have first provided the Adviser written notice of the material breach and the Adviser shall have failed to cure such breach to the reasonable satisfaction of the Fund within 10 days after the delivery of such notice; provided that termination by the Fund under (b) or (c) above shall be directed or approved by the vote of a majority of all of the Trustees then in office or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the Fund.

10.       Assignment or Amendment.

This Agreement may not be amended without the affirmative vote of the Board, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purposes of voting on such approval and, where required by the 1940 Act, by a vote or written consent of a “majority” of the outstanding voting securities of the Fund, and shall automatically and immediately terminate in the event of its “assignment,” as defined in the 1940 Act.

11.       Disclaimer of Shareholder Liability.

The Adviser understands that the obligations of the Fund under this Agreement are not binding upon any Trustee or shareholder of the Fund personally, but bind only the Fund and the Fund’s property. The Adviser represents that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming shareholder liability for acts or obligations of the Fund.

12.       Definitions.

The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the 1940 Act.

13. Counterparts.

This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts taken altogether shall constitute one and the same Agreement. Counterparts may be executed in either original or electronically transmitted form (e.g., faxes or emailed portable document format (PDF) form), and the parties hereby adopt as original any signatures received via electronically transmitted form.

14.       Governing Law, Jurisdiction, etc.

This Agreement shall be governed by and construed in accordance with substantive laws

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of the State of New York without reference to choice of law principles thereof and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control. The state and federal courts sitting within the State and County of New York shall be the sole and exclusive forums for any action or proceeding hereunder and the parties hereto consent to the jurisdiction thereof. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

15.       Severability.

If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

16.       Entire Agreement.

This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof. Each party shall perform such further actions and execute such further documents as are necessary to effectuate the purpose of this Agreement.

17.       Survival.

The provisions of Sections 5, 6, 11, 14 and 17 shall survive termination of this Agreement.

[Remainder of page left intentionally blank.]

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OFI CARLYLE PRIVATE CREDIT FUND

By: /s/ Kamal Bhatia

Name: Kamal Bhatia

Title: President and Principal Executive Officer

OC PRIVATE CAPITAL, LLC

By: /s/ Rohit Vohra

Name: Rohit Vohra

Title: Chief Operating Officer

[Signature Page to Advisory Agreement]

EXHIBIT A TO

ADVISORY AGREEMENT

A management fee calculated and payable monthly in arrears on the month-end value of the Fund’s net assets at an annual rate of:

1.50% of the Fund’s month-end value of the Fund’s net assets

In addition to the asset based fee above, the Fund shall pay to the Adviser an Incentive Fee calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s net assets, equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income, income generated from original issue discounts, payment-in-kind income, and any other income earned or accrued during the calendar quarter, minus the Fund’s operating expenses (which, for this purpose shall not include any distribution and/or shareholder servicing fees, litigation, any extraordinary expenses or Incentive Fee) for the quarter. For purposes of computing the Fund’s pre-incentive fee net investment income, the calculation methodology will look through total return swaps as if the Fund owned the referenced assets directly. As a result, the Fund’s pre-incentive fee net investment income includes net interest, if any, associated with a derivative or swap, which is the difference between (a) the interest income and transaction fees related to the reference assets and (b) all interest and other expenses paid by the Fund to the derivative or swap counterparty. Net assets means the total assets of the Fund minus the Fund’s liabilities. For purposes of the Incentive Fee, net assets are calculated for the relevant quarter as the weighted average of the net asset value of the Fund as of the first business day of each month therein. The weighted average net asset value shall be calculated for each month by multiplying the net asset value as of the beginning of the first business day of the month times the number of days in that month, divided by the number of days in the applicable calendar quarter.

The calculation of the Incentive Fee for each calendar quarter is as follows:

No Incentive Fee is payable to the Adviser if the Fund’s pre-incentive fee net investment income, expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, does not exceed the quarterly hurdle rate of 1.50%;

100% of the portion of the Fund’s pre-incentive fee net investment income that exceeds the hurdle rate but is less than or equal to 1.875% (the “catch-up”) is payable to the Adviser if the Fund’s pre-incentive fee net investment income, expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, exceeds the hurdle rate but is less than or equal to 1.875% (7.50% annualized). The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.875% of net assets; and

20% of the portion of the Fund’s pre-incentive fee net investment income that exceeds the

“catch-up” is payable to the Adviser if the Fund’s pre-incentive fee net investment income, expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, exceeds 1.875% (7.50% annualized). As a result, once the hurdle rate is reached and the catch-up is achieved, 20% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to the Adviser.

Annex B

New Sub-Advisory Agreement

SUB-ADVISORY AGREEMENT

THIS AGREEMENT is made and entered into on this 25th day of May, 2019 by and among OC Private Capital, LLC a Delaware limited liability company (the “Adviser”), and Carlyle Global Credit Investment Management L.L.C., a Delaware limited liability company (the “Subadviser”).

W I T N E S S E T H:

WHEREAS, OFI Carlyle Private Credit Fund (the “Fund”) is registered with the U.S. Securities and Exchange Commission (the “SEC”) as a closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), operating as an interval fund under the 1940 Act;

WHEREAS, the Fund has appointed OC Private Capital, LLC (the “Adviser”) as the investment adviser for the Fund pursuant to the terms of an Investment Advisory Agreement (the “Advisory Agreement”);

WHEREAS, the Adviser and Subadviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and are engaged in the business of rendering investment advice;

WHEREAS, the Advisory Agreement permits the Adviser, at its option, subject to approval by the Fund’s Board of Trustees (the “Board”) and, to the extent necessary, shareholders of the Fund, to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain the Subadviser to assist it in the provision of a continuous investment program for the Fund’s assets, and the Subadviser is willing to render such services, subject to the terms and conditions set forth in this Agreement;

NOW, THEREFORE, the parties do mutually agree and promise as follows:

1.	Appointment as Subadviser.

(a)       Appointment and Acceptance as Subadviser. The Adviser hereby retains the Subadviser to act as subadviser and manage on a discretionary basis the Fund’s assets and investments, and to provide investment advice to the Fund as hereinafter set forth, subject to the oversight of the Adviser and the Board and subject to the terms of this Agreement; and the Subadviser hereby accepts such appointment.

2.	Duties of Subadviser.

(a)       Investments. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment objectives, investment policies and restrictions of the Fund as set forth in the Fund’s registration statement, prospectus and Statement of Additional Information as currently in effect and as supplemented or amended from time to time (collectively referred to hereinafter as the “Prospectus”) along with the requirements applicable to registered investment companies under applicable laws (including the 1940 Act), the oversight and direction (excluding, for the avoidance of doubt, any direction with respect to the selection and management of the specific investments) of the Adviser and the Board, and any portfolio guidelines (including the list of securities permitted to be and/or restricted from trading) agreed from time to time in writing by the Adviser and Subadviser (“Guidelines”), at its own expense as provided in Section 4 hereof in consideration of the fees payable as provided in Section 5 hereof, to: (i) regularly provide investment advice, research and recommendations to the Fund; (ii) furnish, supervise and monitor a continuous investment program for the Fund and the composition of its portfolio to determine in its discretion what securities, cash and other investments shall be purchased, retained or sold; and (iii) arrange, subject to the provisions of paragraph (d) below, for the purchase and sale of securities and other investments with respect to the Fund’s assets. The Adviser shall provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with its activities under this Agreement, including, without limitation, information concerning the Fund and the Fund’s affairs.

The Adviser hereby authorizes the Subadviser, at all times in accordance with the Prospectus and the Guidelines, to (i) enter into, on behalf of the Fund and as its subadviser and/or agent in fact, (A) any agreement, and any supporting documentation, with any futures commission merchant registered with the U.S. Commodity Futures Trading Commission (“CFTC”) to provide execution and clearing services for exchange-traded commodity futures contracts, options on futures contracts and cleared swaps for the Fund and (B) futures (including security futures) contracts, forward foreign currency exchange contracts, options on securities (listed and over-the-counter), options on indices (listed and over the- counter), options on foreign currency and other foreign currency transactions, swap transactions (cleared or un-cleared) (including, without limitation, interest rate, credit default, total return, and related types of swap and notional rate agreements), options on swap transactions, forward rate agreements, TBA transactions and other transactions involving the forward purchase or sale of securities, repurchase and reverse repurchase transactions, buy/sell back transactions and other similar types of investment contracts or transactions, and any agreements, instruments or documentation governing any of the foregoing (including, without limitation, brokerage agreements, execution agreements, ISDA master agreements, master securities forward transactions agreements, master repurchase agreements, master securities lending agreements, security or collateral agreements, control agreements and any other agreements, instruments or documents similar or incidental to the foregoing that currently are, or in the future become, customary or necessary with respect to the documentation of any of the foregoing, and any schedules and annexes to the aforementioned agreements, instruments and documents, and any releases, consents, waivers, amendments, elections or confirmations to any of the aforementioned agreements, instruments and documents (collectively, “Investment Instruments”), (ii) pledge and deliver cash, securities, commodities or other assets of the Fund as collateral security in connection with any Investment Instrument, and (iii) otherwise act on behalf of the Fund in connection with the exercise of any rights or the satisfaction of any obligations and liabilities of the Fund under any Investment Instruments or other agreement or documentation.

(b)       Allocations to be set by Adviser. The Adviser shall oversee the allocation of the Fund’s assets across the various investment strategies permitted under the Fund’s Prospectus. The

Subadviser shall manage the portfolio securities in a manner consistent with target investment strategy weightings indicated by the Adviser.

(c)       Compliance with Applicable Laws and Governing Documents. In the performance of its duties and obligations under this Agreement or otherwise, the Subadviser shall act in conformity with the Fund’s Declaration of Trust (as it may be amended or modified from time to time), By-Laws (as they may be amended or modified from time to time), procedures and policies (“Policies”) adopted by the Board and/or by the Adviser, the Guidelines, and the Prospectus and with instructions and directions received in writing from the Adviser or the Board and will conform to and comply with the requirements of the 1940 Act, the Advisers Act and, to the extent applicable, the Commodity Exchange Act, as amended (“CEA”), and the rules and regulations adopted under the 1940 Act, the Advisers Act and, to the extent applicable, the CEA, from time to time, the Internal Revenue Code of 1986, as amended (the “Code”), and all applicable federal and state laws and regulations necessary to allow the Fund to qualify as a “regulated investment company” as defined in Subchapter M of the Code. The Subadviser shall maintain compliance procedures and processes that are reasonably designed to ensure compliance with all laws, rules, regulations and requirements applicable to the investment adviser of a closed-end investment company like the Fund under the Advisers Act, including Rule 206(4)-7 thereunder, and the 1940 Act. No supervisory activity undertaken by the Adviser shall limit the Subadviser’s full responsibility for all of its obligations and responsibilities hereunder. To the extent that the CEA and the CFTC regulations require (A) registration by the Subadviser as a commodity pool operator or commodity trading adviser and/or membership with the National Futures Association (“NFA”) with respect to the Fund, (B) specific disclosure, as applicable to the investors in the Fund, or (C) filing of reports and other documents with respect to the Fund, Subadviser shall promptly and fully comply, or work with the Adviser to take reasonable steps to cause the Fund to comply, with all such requirements.

The Adviser shall provide the Subadviser with copies of the Fund’s Declaration of Trust, By-Laws, Policies, the Guidelines, and the Prospectus, and shall provide the Subadviser with reasonable notice of any change in the Fund’s investment objectives, policies and restrictions as stated in the Prospectus or in any Policies or Guidelines adopted by the Board and/or the Adviser, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, manage the Fund’s portfolio in compliance with such documents and changes, provided that the Subadviser has received notice of the effectiveness of such changes from the Fund or the Adviser and any such changes to the investment objectives, policies, restrictions or guidelines for the Fund shall be reasonably acceptable to the Subadviser, provided, further, that any such changes shall be deemed to be acceptable to the Subadviser unless the Subadviser has provided the Adviser written notice within seven (7) business days of receiving such documents that any of the changes are not reasonably acceptable. In addition to such notice, the Adviser shall provide to the Subadviser a copy of a modified Prospectus reflecting such changes.

The Subadviser shall not delegate investment advisory services to any third party concerning transactions for the Fund without the prior written consent of the Adviser or the Board.

(d)       Voting of Proxies. Absent specific written instructions to the contrary provided to the Subadviser by the Adviser, the Subadviser shall vote, either in person or by proxy, all securities in which the Fund may be invested from time to time in accordance with its proxy voting procedures and provide a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Fund to file Form N-PX as required. The Subadviser shall provide its proxy voting policy (“Proxy Policy”) to the Board and the Adviser, and, if requested by the Adviser, shall provide a summary of the Proxy Policy suitable for including in the Prospectus. The Subadviser shall provide the Board and the Adviser with any material amendment to the Proxy Policy within a reasonable time after such amendment has taken effect. The Subadviser shall promptly inform the Adviser of all tender offers, rights offerings and other voluntary corporate action requests affecting securities in the Fund and, absent specific written instructions to the contrary provided to the Subadviser by the Adviser, shall respond on behalf of the Fund to all such corporate action requests and shall complete and file notices of claims in connection with class action lawsuits concerning securities in the Fund.

(e)       Brokerage. The Subadviser is authorized, subject to the supervision and oversight of the Adviser and the Board, to establish and maintain accounts on behalf of the Fund with, and place orders for the purchase and sale of the Fund’s portfolio securities or other investments with or through, such persons, brokers or dealers, futures commission merchants or other counterparties (“brokers”) as the Subadviser may elect and negotiate commissions to be paid on such transactions; provided, however, that a broker affiliated with the Subadviser shall be used only in transactions permissible under applicable laws, rules and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder, as well as permitted by the Policies adopted by the Fund. The Subadviser, upon reasonable request of the Adviser, shall promptly provide the Adviser with copies of all agreements regarding brokerage arrangements related to the Fund.

The Subadviser shall enter into transactions and place orders for the purchase and sale of portfolio investments for the Fund’s account with brokers, dealers and/or other counterparties selected by the Subadviser. In the selection of such brokers, dealers and/or other counterparties and the entering into of such transactions and placing of such orders, the Subadviser shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below. In using its reasonable efforts to obtain for the Fund the most favorable price and execution available, the Subadviser, bearing in mind the best interests of the Fund at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the broker, dealer or counterparty involved, and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Board may determine, or as may be mutually agreed to by the Adviser and the Subadviser, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and any SEC guidance issued thereunder) to the Subadviser an amount of commission for effecting an investment transaction in the Fund that is in excess of the amount of commission or spread that another broker or dealer would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission or spread was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibility of the Subadviser with respect to the accounts for which it exercises investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act). It is recognized that the services provided by such brokers and dealers may be useful to the Subadviser in connection with the Subadviser’s services to other clients. The Subadviser is responsible for obtaining a completed Form W-9 from any broker it selects to place orders for the Fund, and responsible for providing such to the Adviser and the Fund.

On an ongoing basis, but not less often than annually, the Subadviser shall provide a written report, in a form reasonably agreed to between the Subadviser and the Adviser, summarizing the considerations used for selecting brokers, dealers and other counterparties in the Subadviser’s purchases and sales of portfolio investments and analysis regarding “best execution,” taking into account the Subadviser’s best execution policy (provided that the Subadviser shall not be required to weigh any particular factor on an equal basis), as well as any “soft dollar” or similar arrangements that the Subadviser maintains with brokers or dealers that execute transactions for the Fund, and of all research and other services provided to the Subadviser by a broker or dealer (whether prepared by such broker or dealer or by a third party) as a result, in whole or in part, of the direction of transactions for the Fund by the Subadviser to the broker or dealer.

On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations (including any applicable exemptive orders or SEC guidance) and subject to the trade allocation procedures approved by the Fund’s Board or the Adviser, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions or spreads and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in accordance with the approved procedures.

The Subadviser shall render reports to the Adviser and/or to the Board as reasonably requested regarding commissions generated as a result of trades executed for the Fund, as well as information regarding third-party services, if any, received by the Subadviser as a result of trading activity relating to the Fund with brokers and dealers.

(f)       Code of Ethics. The Subadviser, including its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), shall observe and comply with Rule 17j-1 and the Subadviser’s written code of ethics, as the same may be amended from time to time (“Code of Ethics”). On at least a quarterly basis, the Subadviser shall, at the request of the Adviser, either (i) certify to the Adviser that the Subadviser and its Access Persons have complied in all material respects with the Subadviser’s Code of Ethics or (ii) identify any (A) material violations which have occurred with respect to the Code of Ethics or (B) with respect to any Access Persons who provide services to the Fund, multiple violations (whether or not material) by the same individual(s) which have occurred with respect to the Code of Ethics. Quarterly, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning its Code of Ethics, to the Fund and the Adviser. The Subadviser shall notify the Adviser promptly of any material violation of the Code of Ethics involving employees providing services to the Fund and provide information relevant to the Fund related to any such violation. Further, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees. Upon the written request of the Adviser or Subadviser, the Subadviser shall permit the Adviser, its employees or agents, to examine the reports (or summaries of the reports) required to be made by the Subadviser under Rule 17j-1(c)(1) and other records evidencing enforcement of the Code of Ethics.

(g)       Books and Records. The Subadviser shall maintain, and provide to the Fund’s Administrator for inclusion in the Fund’s records, all records that are required of an investment adviser of a registered investment company pursuant to the applicable laws, rules and regulations, including, without limitation, the 1940 Act, the Advisers Act, the 1934 Act, the CEA and the rules and regulations under the 1940 Act, the Advisers Act and, to the extent applicable, the CEA. The Subadviser acknowledges that the records that it maintains with respect to the Fund that are included in the Fund’s records are property of the Fund and further agrees that all accounts, books and other records maintained and preserved by it shall be surrendered promptly to the Fund, or to any third party at the Fund’s direction, including the Adviser or any governmental agency or other instrumentality having regulatory authority over the Adviser or the Fund; provided, that the Subadviser may at its own expense make and retain copies of any such records.

(h)       Information Concerning the Fund’s Assets and Subadviser. From time to time as the Adviser or the Board may request, the Subadviser shall furnish the requesting party information and reports on portfolio transactions and on the securities and other assets held in the portfolio, all in such detail, form and frequency as the Adviser or the Board may reasonably request. The Subadviser shall respond in writing to any request or questionnaire from the Fund’s Board under Section 15(c) of the 1940 Act.

The Adviser shall furnish to the Subadviser the Prospectus, proxy statements, reports to shareholders, financial statements, Declaration of Trust and By−Laws, and any amendments thereto, and such other information with regard to the affairs of the Fund as the Subadviser may reasonably request.

The Adviser acknowledges and agrees that, provided that the Subadviser has provided the Adviser with complete, accurate and timely information regarding the Subadviser’s activities relating to the Fund, the Prospectus will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Fund, including, without limitation, the 1940 Act, the Securities Act of 1933, as amended (the “1933 Act”), and the rules and regulations thereunder, and that the Subadviser shall have no liability in connection therewith, except as to the accuracy of (x) material information furnished in writing by the Subadviser to the Fund or to the Adviser specifically for inclusion in the Prospectus, or (y) information which was provided to the Subadviser to review and which the Subadviser approved as to the accuracy of such information. The Subadviser shall provide to the Adviser in a timely manner such information relating to the Subadviser and its relationship to, and actions for, the Fund as may be required to be contained in the Prospectus. The Subadviser shall review all disclosure about the Fund and the Subadviser contained in the Fund's Prospectus and certain advertisements for accuracy and shall approve or disapprove of such disclosure within seven (7) business days of receiving such disclosure.

The Subadviser shall further provide to the Adviser, the Fund or the Board in a timely manner with such information and assurances (including certifications and sub-certifications) and with such assistance as the Adviser, the Fund or the Board may reasonably request from time to time (subject to the Subadviser’s receipt of any necessary information from issuers held in the Fund’s portfolio) in order to assist it in complying with applicable laws, rules, regulations and exemptive orders, including requirements in connection with the Adviser’s, the Subadviser’s or the Board’s fulfillment of its responsibilities under Section 15(c) of the 1940 Act and the preparation and/or filing of periodic and other reports and filings required to maintain the registration and qualification of the Fund, or to meet other regulatory or tax requirements applicable to the Fund. The Subadviser shall review all draft reports to shareholders, Prospectus or amendments thereto or portions thereof that relate to the Subadviser and its relationship to the Fund (including the Fund’s investments, strategies and risks) and other documents related to the Fund provided to the Subadviser and shall provide comments on such drafts and/or certifications or sub-certifications as to the accuracy of the information provided by the Subadviser and/or contained in such reports or other documents within seven (7) business days of receiving such draft report, Prospectus (including any amendment to the Prospectus) or other document.

The Subadviser shall report regularly on a timely and ongoing basis to the Adviser and to the Board and shall make appropriate persons, including portfolio managers, available for the purpose of reviewing with representatives of the Adviser and the Board on a regular basis at reasonable times the management of the Fund, the performance of the Fund in relation to standard industry indices and the Fund’s own performance benchmark, and general conditions affecting the marketplace. The Subadviser shall render to the Adviser and the Board on a timely basis such other periodic and special reports regarding its activities under this Agreement as the Adviser or the Board may reasonably request. The Subadviser shall, (i) on a continuing basis, provide the distributor of the Fund (the “Distributor”) with assistance with diligence, educational and informational efforts of consultants, financial advisers, other intermediaries and possible investors in the Fund in such amount and form as the Distributor may reasonably request from time to time, and (ii) upon reasonable notice from the Distributor, use reasonable efforts to cause the portfolio manager(s) or other person who manages or is responsible for overseeing the management of the Fund to provide such diligence, educational and informational assistance to the Distributor, including, without limitation, by participating in conference calls, meetings and road trips.

The Subadviser shall further notify the Adviser promptly upon detection of any (i) error in connection with its management of the Fund, including but not limited to any trade errors, (ii) breach of any of the Policies or Guidelines, (iii) violation of any applicable law or regulation, including the 1940 Act and the Code, or (iv) material violation of the Subadviser’s own compliance policies and procedures, in each case that relate to the Fund. In the event of detection of such an error, breach or violation, the Subadviser shall promptly inform the Adviser and also provide a memorandum to the Adviser that sufficiently describes any such error and the action to be taken to prevent future occurrences of such error or, alternatively, a statement that the Subadviser has reviewed the relevant controls, and has determined those controls are reasonably designed to prevent additional errors in the future (and, to the extent relevant, that such controls are reasonably designed to prevent violations of the federal securities laws). The Subadviser shall maintain errors and omission insurance coverage and fidelity insurance coverage, each in at least such minimum amounts as agreed upon from time to time by the Adviser and the Subadviser, and from insurance providers that are in the business of regularly providing insurance coverage to investment advisers. The Subadviser shall provide prior written notice to the Adviser: (A) of any material changes in its insurance policies or insurance coverage; or (B) if any material claims will be made on its insurance policies.

The Subadviser shall, upon becoming aware, promptly notify the Adviser and the Fund in writing if: (i) there is a material breach of this Agreement; (ii) any of the representations and warranties of the Subadviser contained herein (x) that are qualified by materiality becomes inaccurate after the execution of this Agreement or (y) that are not qualified by materiality becomes materially inaccurate after the execution of this Agreement; (iii) the Subadviser is, or likely will become subject to, any statutory disqualification pursuant to Section 9(b) of the 1940 Act or otherwise that would prevent the Subadviser from serving as an investment adviser or performing its duties pursuant to this Agreement. The Subadviser shall notify the Adviser and the Fund promptly if any statement regarding the Subadviser contained in the Fund’s Prospectus with respect to the Fund, or any amendment or supplement thereto, becomes untrue or incomplete in any material respect.

(i)       Custody Arrangements. The Subadviser shall at no time have custody or physical control of any assets or cash of the Fund. The Subadviser shall on each business day provide the Adviser, the Fund and the Fund’s custodian such information as the Adviser, the Fund and the Fund’s custodian may reasonably request relating to all transactions and portfolio holdings of the Fund. The Subadviser shall advise the Fund’s custodian and the Adviser on a prompt basis of each purchase and sale of a portfolio investment specifying the name of the issuer, the description and amount purchased or sold, the market price, commission or spread and gross or net price, trade date, settlement date and identity of the effecting broker or dealer and such other information as may reasonably be required. The Subadviser shall arrange for the transmission to the custodian and accounting agent on a daily basis such confirmation, trade tickets, and other documents and information as may be reasonably necessary to enable the custodian and accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Fund.

(j)       Assistance with Valuation. The Adviser and the Board are responsible for the accuracy, reliability, and completeness of any market or fair market value determinations of the Fund’s portfolio investments. The Subadviser shall provide information and assistance reasonably required by the Adviser or its designated agent(s) in determining or assessing the market value of securities or other instruments held in the Fund, including those securities or instruments for which market quotations are not readily available or for which the Adviser or the Board has otherwise determined are to be fair valued. In addition, in order to assist in the Fund’s obligation to value its portfolio assets to determine the Fund’s net asset value and upon the request of the Adviser, the Subadviser shall assist the Fund or the Adviser and their designated agent(s) in their determination of whether prices obtained for valuation purposes accurately reflect the fair value of the Fund’s assets at such times as the Adviser or its agents shall reasonably request. Without limiting the foregoing, the Subadviser shall provide the reasonable portfolio investments data and relevant information underlying its market or fair value recommendations to the Adviser or its designated agents as the Adviser reasonably requests. The Subadviser shall also provide the Adviser and its designated agent(s) with notice and analysis of any events that may affect or relate to the valuation of the Fund’s portfolio securities on a weekly basis and undertakes to monitor for such events with respect to all securities held by the Fund.

(k)       Compliance Program. The Subadviser shall cooperate fully with the Fund’s Chief Compliance Officer in executing his/her responsibilities to monitor service providers of the Fund pursuant to Rule 38a-1 under the 1940 Act, including but not limited to providing copies of the Subadviser’s compliance policies and procedures, and reporting information as reasonably requested by the Adviser and the Board.

(l)       Interaction With Other Service Providers. The Subadviser shall cooperate with and provide reasonable assistance to the Adviser, the Board, the Fund’s administrator, the Fund’s custodian and foreign custodians, the Fund’s transfer agent and pricing agents and all other agents and representatives of the Fund and the Adviser, keep all such persons fully informed as to such matters as may be reasonably necessary to the performance of their obligations to the Fund and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

(m)       Insurance. The Subadviser agrees that it shall maintain at all times during the course of this Agreement and for the period thereafter in which indemnification obligations thereto could be triggered, an insurance policy with respect to the Subadviser in a commercially reasonable amount and on commercially reasonable terms taking into account the aggregate amount that it could potentially be required to pay based on actual or potential liabilities in connection with its indemnification or other obligations under this Agreement.

3.        Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser. The Subadviser shall perform its obligations under this Agreement and will require any individual performing work on its behalf to perform such work (i) in a diligent, professional and commercially reasonable manner and (ii) in compliance with all applicable laws, rules and regulations, including, without limitation, applicable anti-corruption, anti-bribery, anti-money laundering and data privacy laws.

4.        Expenses. During the term of this Agreement, the Subadviser shall pay all expenses incurred by it in connection with its activities under this Agreement, including without limitation all costs associated with attending or otherwise participating in regular or special meetings of the Board, shareholders and with the Adviser, as requested, additions or modifications to the Subadviser’s operations necessary to perform its services under this Agreement and all costs associated with any information or proxy statements and/or other disclosure materials that are for the primary benefit of the Subadviser (including any legal fees and any shareholder meeting and/or solicitation costs, if applicable). The Subadviser shall, at its sole expense, provide the office space, furnishings, equipment and personnel required, and employ or associate itself with such persons or firms as it believes to be qualified, to execute its duties under this Agreement. The Subadviser shall not be responsible for the cost of making investments (including third-party fees and expenses with respect to or associated with finders fees (or similar costs associated with identifying investments), negotiating, evaluating (including due diligence) and investing in, any such investments) purchased or sold for the Fund.

Except as otherwise provided in this Agreement or by law, the Subadviser shall not be responsible for the Fund’s or Adviser’s expenses, which shall include, but not be limited to: organizational and offering expenses (which include out-of-pocket expenses, but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services(including expenses of legal counsel to the Trustees of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund, the Adviser or the Subadviser); taxes (including without limitation securities and commodities issuance and transfer taxes) and governmental fees (including without limitation fees payable by the Fund to Federal, State or other governmental agencies and associated filing costs); dues and expenses incurred in connection with membership in investment company organizations (including without limitation membership dues of the Investment Company Institute); costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund’s custodians and sub-custodians, administrators and sub-administrators, registrars, depositories, transfer agents, dividend disbursing agents and dividend reinvestment plan agents (including under the custody, administration and other agreements); costs of valuation service providers retained by the Fund or the Adviser; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); fees and expenses of registering or qualifying securities of the Fund for sale in the various states; fees and expenses incident to listing of the Fund’s shares on any exchange; postage, freight and other charges in connection with the shipment of the Fund’s portfolio securities; fees and expenses of Trustees of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund, the Adviser or the Subadviser and of any other trustees or members of any advisory board or committee who are not employees of the Adviser or Subadviser or any corporate affiliate of the Adviser or Subadviser; salaries of shareholder relations personnel; costs of shareholders meetings; insurance (including without limitation insurance premiums on property or personnel (including without limitation officers and Trustees of the Fund) of the Fund which inure to its benefit); interest; brokerage costs (including without limitation brokers’ commissions or transactions costs chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party); the Fund’s proportionate share of expenses related to co-investments; all expenses incident to the payment of any dividend, distribution (including any dividend or distribution program), withdrawal or redemption, whether in shares or in cash; the costs associated with the Fund’s share repurchase program; the cost of making investments (including third-party fees and expenses with respect to or associated with negotiating any such investments) purchased or sold for the Fund; litigation and other extraordinary or non-recurring expenses (including without limitation legal claims and liabilities and litigation costs and any indemnification related thereto) (subject, however, to Section 10 hereof); and all other charges and costs of the Fund’s operations.

The Fund or the Adviser, as the case may be, shall reimburse the Subadviser or its affiliates for any expenses of the Fund or the Adviser as may be reasonably incurred by the Subadviser as specifically provided for in this Agreement (including, for the avoidance of doubt, any of the above expenses incurred by the Subadviser or its affiliates on the Fund’s behalf or as specifically agreed to beforehand by the Adviser). The Subadviser shall keep and supply to the Fund and the Adviser reasonable records of all such expenses.

5.        Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Subadviser shall be entitled to the fee as described on Exhibit A. Such fee shall be payable monthly from the Adviser, computed and calculated as described in Exhibit A. Adviser shall pay or cause the Fund to pay, as appropriate, such amounts directly to the Subadviser at the same time (or promptly following such time) fees are paid to the Adviser pursuant to the Advisory Agreement.

The method of determining net assets of the Fund for purposes hereof shall be the same as the method of determining net assets for purposes of establishing the offering and redemption price of the shares as described in the Fund’s Prospectus. If this Agreement shall be effective for only a portion of a month, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect.

6.        Representations and Warranties of Subadviser. The Subadviser represents and warrants to the Adviser and the Fund as follows:

(a)               The Subadviser is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed and will continue to be so registered for so long as this Agreement remains in effect;

(b)               The Subadviser is a limited liability company duly organized and properly registered and operating under the laws of the State of Delaware with the power to own and possess its assets, perform its obligations under this Agreement, and to carry on its business as it is now being, and to be, conducted;

(c)               The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser’s powers and have been duly authorized by all necessary action and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for the execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Subadviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser; and

(d)               The Subadviser has reviewed the registration requirements of the CEA and the NFA relating to commodity trading advisers and is either appropriately registered with the CFTC and a member of the NFA or exempt or excluded from CFTC registration requirements and has provided the Subadviser and the Fund with a copy of any document evidencing its application for or receipt of such exemption or exclusion, and any amendments thereto;

(e)               The Subadviser has adopted and implemented a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code of Ethics”) and has provided the Adviser and the Fund with a copy of such Code of Ethics and any amendments thereto;

(f)                The Subadviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Subadviser, its employees and officers (“Compliance Procedures”) and has provided the Adviser and the Fund with a copy of such Compliance Procedures and any amendments thereto;

(g)               The Subadviser is in compliance with all applicable laws, rules and regulations, including, without limitation, applicable anti-corruption, anti-bribery, anti-money laundering and data privacy laws, and has policies and procedures to ensure compliance with all such laws, rules and regulations;

(h)               The Form ADV of the Subadviser provided to the Adviser is and all amendments and annual updates to the Subadviser's Form ADV to be provided to Adviser shall be a true and complete copy of the form as currently in effect and to the extent required, filed with the SEC, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(i)                 The Subadviser has reviewed the Prospectus, and represents and warrants that, with respect to the disclosure about the Subadviser or information relating to the Subadviser, such Prospectus contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of material fact necessary to make the statements contained therein not misleading;

(j)                 The Subadviser has in place, and shall have in place during the entire term of this Agreement, a business continuity plan, which may be updated from time to time, that governs the Subadviser’s treatment of (i) material data processed by the Subadviser’s computer system in the performance of its duties hereunder and the retrieval of any such material data from the Subadviser’s back-up facilities and (ii) the performance of its duties under this Agreement relating to contingency planning, disaster recovery, back-up processing, recovery time objective, resumption operating capacities, escalation, activation and crisis management procedures; and

(k)               This Agreement is enforceable against the Subadviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

7.        Representations and Warranties of Adviser. The Adviser represents and warrants to the Subadviser as follows:

(a)       The Adviser is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed and will continue to be so registered for so long as this Agreement remains in effect;

(b)       The Adviser is a limited liability company duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets, perform its obligations under this Agreement, and to carry on its business as it is now being, and to be, conducted;

(c)       The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(d)       The Adviser acknowledges that it received a copy of the Subadviser's Form ADV prior to the execution of this Agreement;

(e)       The Adviser has duly entered into the Advisory Agreement pursuant to which the Fund authorized the Adviser to enter into this Agreement; and

(f)       This Agreement is enforceable against the Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

8.        Delivery of Documents to the Adviser. The Subadviser has furnished the Adviser with true, accurate and complete copies of the following:

(a)       The Subadviser’s Form ADV, as of the date hereof;

(b)       Separate lists of persons who the Subadviser wishes to have authorized to give written and oral instructions to custodian(s) of the Fund; and

(c)       The Subadviser’s Code of Ethics, Proxy Voting Policy, Valuation Policy and Procedures, 206(4)-7 Policies and Procedures, and other Compliance Policies and Procedures of the Subadviser, as in effect on the date hereof.

The Subadviser shall furnish the Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing.

9.        Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Subadviser and the Adviser pursuant to Sections 6 and 7, respectively, shall survive the termination of this Agreement. In the event that any of the foregoing representations and warranties of the parties are no longer true, the applicable party shall promptly notify the other and/or update all information and documents which such party is required to provide to the other party hereunder.

10.       Liability and Indemnification.

(a)       Standard of Care and Liability. The Subadviser shall act in good faith, use reasonable care and act in a manner consistent with applicable federal and state laws and regulations, and the documents and instruments governing the Fund, in rendering services in accordance with the terms of this Agreement. Except as set forth in (b) below, in the absence of willful misconduct, the lack of good faith or gross negligence on the part of the Subadviser or a reckless disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective partners, members, directors, officers, trustees and employees (“Affiliates”) and each person, if any, who within the meaning of Section 15 of the 1933 Act controls, is controlled by or is under common control with the Subadviser (“Control Persons”) shall not be liable for any error of judgment or mistake of law and shall not be subject to any expenses or liability to the Adviser, the Fund or any of the Fund’s shareholders, in connection with the matters to which this Agreement relates. Except as set forth in (c) below, in the absence of willful misconduct, the lack of good faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser, any of its Affiliates and each of the Adviser’s Control Persons, if any, shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Fund assets; provided, however, that nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, federal and state securities or commodities laws.

(b)       The Subadviser shall indemnify and hold harmless the Adviser and each of its Affiliates and Controlling Persons and their respective partners, members, directors, officers, trustees, employees and agents (each, an “Adviser Indemnitee”) and the Fund and each of its and each of its Affiliates and their respective partners, members, directors, officers, trustees, employees and agents (each, a “Fund Indemnitee”), against any and all losses, claims, damages, liabilities or litigation (including reasonable attorneys’ fees and other expenses), to which such persons may become subject under the 1940 Act, the 1933 Act, the 1934 Act, the Advisers Act, the CEA or any other statute, law, rule or regulation, arising directly out of the Subadviser’s responsibilities hereunder (i) to the extent of, and as result of, the willful misconduct, lack of good faith, gross negligence, or reckless disregard of the duties hereunder, by the Subadviser, any of the Subadviser’s Affiliates (other than the Adviser) or Control Persons or any other affiliate of or any person acting on behalf of the Subadviser, (ii) as a result of any untrue statement of a material fact contained in the Fund’s Prospectus, proxy materials, reports, marketing literature, or any other materials pertaining to the Fund, including any amendment thereof or any supplement thereto, or the omission of a material fact required to be stated in such materials necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Subadviser to the Fund or written information about the Subadviser (including the Subadviser’s strategies and risks associated with those strategies in managing the Fund, and the investments made by the Subadviser on behalf of the Fund) furnished by the Adviser to the Subadviser for review and such information is approved or deemed approved by the Subadviser, (iii) to the extent of, and as a result of, a breach of any representation or warranty by Subadviser of this Agreement or (iv) to the extent of, and as a result of, refusal or failure by Subadviser or any of the Subadviser’s Affiliates (other than the Adviser) or Control Persons or any other affiliate of or any person acting on behalf of the Subadviser to comply with the terms of this Agreement; provided, however, that in no case is the Subadviser’s indemnity hereunder deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misconduct, lack of good faith or gross negligence in performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement; and provided further that the indemnification rights of Adviser Indemnitees (other than the Adviser) under this Section 10(b) (x) do not apply to disputes arising between any such Adviser Indemnitee, on the one hand, and the Subadviser and/or Adviser, on the other hand, and (y) without limiting clause (x), are intended to apply only if and to the extent that such Adviser Indemnitee is or was a party or is threatened to be made a party to any claim, action, suit or proceeding, whether civil, criminal, administrative, investigative, legislative or otherwise (or any appeal thereof) brought against such Adviser Indemnitee by any third party to the extent of such Adviser Indemnitee’s status as a director, member, officer, affiliate or agent of the Adviser, as the case may be. The parties agree that each Adviser Indemnitee and Fund Indemnitee shall be a third party beneficiary of the terms of this paragraph (b) of Section 10.

(c)       The Adviser shall indemnify and hold harmless the Subadviser, its Affiliates and each Controlling Person of the Subadviser, if any, and their respective partners, members, directors, officers, trustees, employees and agents (each, a “Subadviser Indemnitee”) against any and all losses, claims, damages, liabilities or litigation (including reasonable attorneys’ fees and other expenses), to which such persons may become subject under the 1940 Act, the 1933 Act, the 1934 Act, the Advisers Act, the CEA or any other statute, law, rule or regulation, arising out of the Adviser’s responsibilities as investment manager of the Fund or the Adviser’s obligations hereunder (i) to the extent of, and as a result of, the willful misconduct, lack of good faith, or gross negligence, or reckless disregard of its duties hereunder, by the Adviser, any of the Adviser’s Affiliates (other than the Subadviser) or Control Persons or any affiliate of or any person acting on behalf of the Adviser, (ii) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Fund’s Prospectus, proxy materials, reports, marketing literature, or any other materials pertaining to the Fund, including any amendment thereof or any supplement thereto, or the omission of or alleged omission to state a material fact in such materials necessary to make the statements therein not misleading; provided, however, that in no event shall the Adviser indemnify the Subadviser or the Subadviser Indemnitees to the extent that (A) such untrue statement was made in reliance upon and in conformity with written of information that was furnished by the Subadviser or (B) such omission was due to the failure of the Subadviser to provide written information that should have been furnished by the Subadviser, (iii) to the extent of, and as a result of, a breach of any representation or warranty by Adviser of this Agreement or (iv) to the extent of, and as a result of, refusal or failure by the Adviser, any of the Adviser’s Affiliates (other than the Subadviser) or Control Persons or any affiliate of or any person acting on behalf of the Adviser; provided, however, that in no case shall the Adviser’s indemnity hereunder be deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misconduct, lack of good faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement; and provided further that the indemnification rights of Subadviser Indemnitees (other than the Subadviser) under this Section 10(c) (x) do not apply to disputes arising between any such Subadviser Indemnitee, on the one hand, and the Adviser, on the other hand, and (y) without limiting clause (x), are intended to apply only if and to the extent that such Subadviser Indemnitee is or was a party or is threatened to be made a party to any claim, action, suit or proceeding, whether civil, criminal, administrative, investigative, legislative or otherwise (or any appeal thereof) brought against such Subadviser Indemnitee by any third party to the extent of such Subadviser Indemnitee’s status as a director, member, officer, affiliate or agent of the Subadviser, as the case may be. The parties agree that each Subadviser Indemnitee shall be a third party beneficiary of the terms of this paragraph (c) of Section 10.

11.       Duration and Termination.

(a)       Duration. Unless sooner terminated, this Agreement shall remain in effect until two years from the date of execution hereof, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Fund’s Board or vote of a majority of the outstanding voting securities of the Fund (as required by the 1940 Act); provided that in either event its continuance also is approved by a majority of the Fund’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

(b)       Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty:

(i)       by vote of a majority of the Fund’s Board, or by vote of a majority of the outstanding voting securities of the Fund upon 60 days’ written notice to the Subadviser;

(ii)       by the Adviser, upon at least 60 days’ written notice to the Subadviser;

(iii)       by the Subadviser upon at least 60 days’ written notice to the Adviser and the Fund; or

(iv)       by the non-defaulting party upon delivery of written notice from the non-defaulting party to the defaulting party in the event of a material breach of any provision of this Agreement by the defaulting party, provided that, to the extent such material breach is capable of being cured, the non-defaulting party shall have first provided the defaulting party written notice of the material breach and the defaulting party shall have failed to cure such breach to the reasonable satisfaction of the non-defaulting party within 10 days after the delivery of such notice.

The notice provided for in (i), (ii), (iii) and (iv) above may be waived by the party required to be notified.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment or upon the termination of the Advisory

Agreement. In the event of an assignment that occurs solely due to the change of control of the Subadviser, any necessary approvals or notices to continuation of this Agreement will be obtained or made at the sole expense of the Subadviser.

(c)       Effect of Expiration or Termination. If this Agreement expires or is terminated, then the Subadviser shall be entitled to receive all amounts (including any accrued but unreimbursed expenses) payable to it and not yet paid pursuant to Sections 4 and 5 hereof, as applicable.

(d)       Transactions in Progress Upon Termination. The Adviser and the Subadviser shall cooperate with each other to ensure that portfolio or other transactions in progress at the date of termination of this Agreement shall be completed by the Subadviser in accordance with the terms of such transactions, and to this end the Subadviser shall provide the Adviser with all necessary information and documentation to secure the implementation thereof.

(e)       Assistance with Valuation Upon Termination. Upon and following termination of this Agreement, the Subadviser shall and/or shall cause its Affiliates to continue to provide the Adviser and the Fund, at no cost to the Adviser or the Fund (other than costs that are required to be borne by the Adviser or the Fund), assistance with the valuation of loans or other securities held by the Fund pursuant to Section 2(j) of this Agreement to the extent such loans or other securities were originated by the Subadviser or an Affiliate of the Subadviser.

(f)       Delivery of Records Upon Termination. In the event of termination for any reason, all records of the Fund shall promptly be returned to the Adviser or the Fund, free from any claim or retention of rights in such records by the Subadviser, although the Subadviser may, at its own expense, make and retain copies of such records.

12.       Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Subadviser’s performance of its duties under this Agreement.

13.       Brand Usage.

(a)       Other than (i) in connection with required disclosures in the Prospectus or other Fund materials, and (ii) as necessary to identify relevant parties in Adviser and/or Fund related regulatory filings, agreements or other documents, neither the Adviser nor the Fund shall use the Subadviser’s actual or fictitious name(s), mark, derivative and/or logo (or that of any affiliate of the Subadviser, other than that of the Adviser or of the Fund or any affiliate of the Subadviser that is an affiliate of the Subadviser solely by reason of the Subadviser’s provision of services pursuant to this Agreement) or otherwise refer to the Subadviser in any materials distributed to third parties, including the Fund’s shareholders, without prior review and written approval by the Subadviser, which may not be unreasonably withheld or delayed. Upon termination of this Agreement, the Adviser and the Fund, shall, to the extent applicable and as soon as is reasonably possible, cease to use the Subadviser’s actual or fictitious name(s), mark, derivative and/or logo.

(b)       Other than (i) in connection with required disclosures in the Prospectus or other Fund materials, and (ii) as necessary to identify relevant parties in Subadviser and/or Fund related regulatory filings, agreements or other documents, the Subadviser shall not use the Adviser’s or Fund’s actual or fictitious name(s) (or that of any other affiliate of the Adviser) (including the initials “OFI”) or otherwise refer to the Adviser or the Fund in any materials distributed to third parties, including the Fund’s shareholders, without prior review and written approval by the Adviser, which may not be unreasonably withheld or delayed. Upon termination of this Agreement, the Subadviser shall, to the extent applicable and as soon as is reasonably possible, cease to use the actual or fictitious name(s), mark, derivative and/or logo of the Adviser and the Fund.

14.       Amendment. This Agreement may be amended only by mutual written consent of the parties, provided that the terms of any material amendment shall not be effective unless and until approved, if such approval is required by applicable law, by: (a) the Board or by a vote of a majority of the outstanding voting securities of the Fund (as required by the 1940 Act) and (b) the vote of a majority of those Trustees of the Fund who are not “interested persons” of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

15.       Confidentiality. Subject to their obligations under this Agreement and the duties of the Subadviser or Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, each party shall treat as confidential and not disclose any information pertaining to the Fund and the actions of the Subadviser, the Adviser and the Fund in respect thereof (collectively, “Fund Information”). The Subadviser and Adviser each shall not use knowledge of non-public information regarding the Fund’s portfolio as a basis to place or recommend any securities transactions for its own benefit to the detriment of the Fund.

Subject to its obligations under this Agreement and the duties to comply with applicable law, including any request or demand of any regulatory or taxing authority having jurisdiction, the Adviser shall treat as confidential and not disclose any information produced or provided by the Subadviser and/or its Affiliates or Control Persons relating to any such persons (excluding, for the avoidance of doubt, any Fund Information) (collectively, “Subadviser Information”).

Subject to its obligations under this Agreement and the duties to comply with applicable law, including any request or demand of any regulatory or taxing authority having jurisdiction, the Subadviser shall treat as confidential and not disclose any information produced or provided by the Adviser and/or its Affiliates or Control Persons (collectively, “Adviser Information”).

Notwithstanding the foregoing, the terms “Fund Information,” “Subadviser Information” and “Adviser Information” shall not, for the purposes of this Agreement, include any information which (a) at the time of disclosure or thereafter is or becomes available to and known by the public other than as a result of a disclosure by a party, its Affiliates or Control Persons in breach of this Agreement, (b) was or becomes available to a party on a non-confidential basis from a source other than the Adviser, the Subadviser or the Fund or any of their Affiliates or Control Persons; provided that such source is not known to the party to be bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligation of secrecy to, the Adviser, Subadviser or the Fund, or (c)

has been independently developed by a party or any of its Affiliates or Control Persons without using Fund Information and without violating any of its obligations under this Agreement.

In the event that a party is requested or required to disclose any Fund Information, Subadviser Information or Adviser Information pursuant to applicable law, governmental rule or regulation, court order, administrative or arbitral proceeding or by any regulatory authority having jurisdiction over the party or its Affiliates or Control Persons, the disclosing party shall provide (unless prohibited by law or regulation or not reasonably practicable) the non-disclosing party with prompt written notice in advance, if possible, but otherwise promptly thereafter, of any such request or requirement.

16.       Notice. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile or e-mail with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

(a)	If to the Subadviser:

The Carlyle Group
520 Madison Avenue
New York, NY 10022

Attention: COO of Carlyle Global Credit
Email: Justin.plouffe@carlyle.com

with an additional notice to:

The Carlyle Group

1001 Pennsylvania Avenue, NW

Washington, DC 20004

Attention: Office of the General Counsel

Email: Jeffrey.Ferguson@carlyle.com

with copies to:

Simpson Thacher & Bartlett LLP

900 G Street NW

Washington, DC 20001

Attention: Rajib Chanda

Email: rajib.chanda@stblaw.com

(b)       If to the Adviser:

OC Private Capital, LLC

225 Liberty Street

New York, NY 10281-1008

Attention: Kamal Bhatia

Email: kbhatia@ofiglobal.com

with copies to:

Chief Compliance Officer

Attention: Stephen Volpe

Email: svolpe@ofiglobal.com

Assistant Secretary

Attention: Joseph Benedetti

Email: jbenedetti@ofiglobal.com

(c)        If to the Fund:

OFI Carlyle Private Credit Fund

c/o Secretary of the Fund

225 Liberty Street

New York, NY 10281-1008

Attention: Kamal Bhatia

E-mail: kbhatia@ofiglobal.com

with copies to:

Chief Legal Officer

Attention: Joseph Benedetti

E-mail: jbenedetti@ofiglobal.com

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036
Attention: Richard Horowitz

Email: richard.horowitz@dechert.com

Such notice shall be deemed effective when provided in accordance with this Section 16.

17.       Governing Law, Jurisdiction, etc. This Agreement shall be governed by and construed in accordance with substantive laws of the State of New York without reference to choice of law principles thereof and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control. The state and federal courts sitting within the State and County of New York shall be the sole and exclusive forums for any action or proceeding hereunder and the parties hereto consent to the jurisdiction thereof. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

18.       Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument. The parties may exchange facsimiles or .pdf images by email of actual signatures in lieu of mailing physical copies of counterparts.

19.       Certain Definitions. For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” “assignment” and “vote of a majority of the outstanding voting securities” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted or guidance as may be issued by the SEC.

20.       Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

21.       Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

22.       Entire Agreement. This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof. Each party shall perform such further actions and execute such further documents as are necessary to effectuate the purpose of this Agreement. The Fund is an intended third-party beneficiary of this Agreement.

23.       Survival. The provisions of Sections 2(h), 2(k), 9, 10, 11(c), 11(d), 11(e), 11(f), 13, 15, 16, 17 and 23 shall survive termination of this Agreement.

[Remainder of page left intentionally blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

ADVISER

OC Private Capital, LLC

By: /s/ Kamal Bhatia

Name: Kamal Bhatia

Title: Director and Chief Executive Officer

SUBADVISER

Carlyle Global Credit Investment Management L.L.C.

By: /s/ Jeffrey W. Ferguson

Name: Jeffrey W. Ferguson

Title: Managing Director

[Signature Page to Sub-advisory Agreement]

EXHIBIT A TO

SUB-ADVISORY AGREEMENT

Sub-advisory Fee

The Adviser shall pay the Subadviser 40% of all Management Fees received by the Adviser pursuant to the Investment Advisory Agreement between the Fund and the Adviser.